UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2011

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20199 (Commission File Number)	43-1420563 (IRS Employer Identification No.)

One Express Way, St. Louis, MO, (Address of Principal Executive Offices)	63121 (Zip Code)
(314) 996-0900
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On April 25, 2011, Express Scripts, Inc. (the “Company”) issued a press release announcing that it intends to commence a public offering of senior notes within the next few weeks, subject to market and business conditions and other prevailing factors. The Company currently intends to use the net proceeds from the offering to repurchase its common stock pursuant to its existing share repurchase program, or for other general corporate purposes. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Express Scripts, Inc. dated April 25, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
Date: April 25, 2011	By:	/s/ Keith J. Ebling
Keith J. Ebling
Executive Vice President and General Counsel

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